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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K


                   Current Report Pursuant Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) - December 17, 2001


                                 OPTELECOM, INC.
                                 ---------------
                          (Exact Name of Registrant as
                            Specified in its Charter)



           DELAWARE                                        52-1010850
---------------------------------              ---------------------------------
(State of Other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)



  9300 GAITHER ROAD GAITHERSBURG, MD                          20877
---------------------------------------           ----------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number,                             (301) 840-2121
Including Area Code                                ----------------------------
                                                           (Phone Number)






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Item 9.                             Other Events

         On December 17, 2001, Optelecom, Inc.(The Company) received a favorable determination for continued listing on The Nasdaq SmallCap Market following an oral hearing held December 13th before a Nasdaq Listing Qualifications Panel.


         The Panel found that the Company has satisfied The Nasdaq SmallCap Market's listing requirement of having net tangible assets of at least $2,000,000 and will continue to be listed subject to the Company filing this 8-K on or before December 31, 2001 and to the Company's next 10-K showing tangible net assets of at least $2,000,000 and /or shareholders' equity of at least $2,500,000.







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                                 OPTELECOM, INC.
                           CONSOLIDATED BALANCE SHEET
                             AS OF NOVEMBER 30, 2001
                                   (Unaudited)


ASSETS
------
Current Assets:
    Cash and cash equivalents                                                      $    248,476
    Accounts and contracts receivable                                                 2,187,130
    Inventories, net                                                                  2,414,653
    Prepaid expenses and other assets                                                   241,381
                                                                                   ------------
         Total current assets                                                         5,091,640

  Property and equipment, at cost less accumulated depreciation                         804,761
  Other assets                                                                           36,442
                                                                                   ------------
TOTAL ASSETS                                                                       $  5,932,843
                                                                                   ------------
                                                                                   ------------



LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities:
    Bank line-of-credit payable                                                    $  1,433,007
    Accounts payable                                                                  1,136,670
    Accrued payroll                                                                     379,885
    Other current liabilities                                                           253,302
    Current portion of leases payable                                                    25,740
    Current portion of notes payable                                                    527,610
                                                                                   ------------
         Total current liabilities                                                    3,756,214
                                                                                   ------------

LONG-TERM LIABILITIES:
    Notes payable                                                                        60,000
    Capital lease                                                                          --
    Deferred rent liability                                                              37,199
                                                                                   ------------
TOTAL LIABILITIES                                                                     3,853,413
                                                                                   ------------


STOCKHOLDERS' EQUITY:
    Common stock, $.03 par value-shares authorized, 15,000,000;
      2,992,727 shares issued and 2,830,055 outstanding                                  84,902
    Discount on common stock                                                            (11,161)
    Additional paid-in capital                                                       10,061,945
    Deferred compensation expense                                                       (17,757)
    Foreign currency translation adjustment                                             250,699
    Treasury stock, 162,672 shares, at cost                                          (1,265,047)
    Accumulated (deficit)                                                            (7,024,151)
                                                                                   ------------
TOTAL STOCKHOLDERS' EQUITY                                                            2,079,430
                                                                                   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $  5,932,843
                                                                                   ------------
                                                                                   ------------


The Company's accounting policies are described in the footnotes to the consolidated financial statements contained in the 2000 Form 10-K.
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SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 OPTELECOM, INC.

Date: December 21, 2001              /s/ EDMUND LUDWIG
                                     -----------------------------------------
                                     Edmund Ludwig, President and
                                     Chief Executive Officer


Date: December 21, 2001              /s/ James Armstrong
                                     -----------------------------------------
                                     James Armstrong, Controller













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